UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2025

Moatable, Inc.

(Exact Name of Registrant as specified in its charter)

Commission file number: 001-35147

Cayman Islands	45 West Buchanan Street, Phoenix, Arizona, 85003	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Address of principal executive offices, including zip code)	(I.R.S. Employer Identification No.)

(623) 473-5749
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American depositary shares, each representing 45 Class A ordinary shares	MTBLY	OTC Pink
Class A ordinary shares, par value $0.001 per share*	MTBLY	OTC Pink

* Not for trading, but only in connection with the listing and trading of American depositary shares on OTC Pink.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.

The information included in Item 4.02 below is incorporated herein by reference.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 31, 2025, the Chief Executive Officer, Chief Financial Officer, and the Board of Directors of Moatable, Inc. (the “Company”) , concluded that the Company’s previously issued (i) audited financial statements included in the Company’s audited consolidated financial statements for the year ended December 31, 2023 included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the Securities and Exchange Commission (the “SEC”) on April 3, 2024, and (ii) unaudited condensed consolidated financial statements for the periods ended March 31, 2023, June 30, 2023, September 30, 2023, March 31, 2024, June 30, 2024, and September 30, 2024, included in the Company’s Quarterly Reports on Form 10-Q filed with the SEC on May 18, 2023, August 14, 2023, November 17, 2023, May 15, 2024, August 14, 2024, and November 19, 2024, respectively (collectively, the “Prior Financial Statements”), should no longer be relied upon and should be restated due to errors in the accounting for sales tax liability (the “Errors”). These Errors led to an understatement of sales tax liability during the impacted periods. In addition, investors should no longer rely upon earnings releases for these periods and other communications relating to these financial statements.

The Errors resulted in an understatement of sales tax liability of approximately $3.6 million (tax plus interest) of which $2.3 million related to the prior years of 2021 through 2023, and $0.9 million related to the nine months ended September 30, 2024.

In connection with the Errors, the Company’s management has identified a material weakness in the Company’s internal control over financial reporting and concluded that its internal control over financial reporting and disclosure controls and procedures were ineffective. Management has created a plan of remediation to address the material weakness.

The Company is working to complete the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 no later than the fifteenth calendar day following the prescribed filing date, which will include restated audited consolidated financial statements for the year ended December 31, 2023. Additionally, the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 will include information that has been restated for the periods ended March 31, 2023, June 30, 2023, September 30, 2023, March 31, 2024, June 30, 2024, and September 30, 2024. The Company will effectuate the restatement of its 2024 unaudited interim financial statements in connection with the future filings of its Quarterly Reports on Form 10-Q in 2025.

The Company’s Chief Executive Officer, Chief Financial Officer, and Board of Directors have discussed the matters disclosed in this Form 8-K with the Company’s independent registered public accounting firm, Marcum Asia CPAs LLP.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included or incorporated in this Current Report on Form 8-K are forward-looking statements. The words “believes,” “anticipates,” “estimates,” “plans,” “expects,” “intends,” “may,” “could,” “should,” “potential,” “likely,” “projects,” “continue,” “will,” and “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, those statements regarding the Company’s expectations as to the causes of the Errors, the scope and impact of the Errors, the Company’s plans to amend its previously filed Prior Financial Statements and restated financial statements and other disclosures contained therein and the timing of such amendments, and the timing of the filing of the Annual Report on Form 10-K for the year ended December 31, 2024.

These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Factors that may cause future results to differ materially from the Company’s current expectations include, among other things, the timing and nature of the resolution of the issues discussed in this Current Report on Form 8-K, any delay in the filing of required periodic reports, whether a restatement of financial results will be required for other accounting issues, adverse effects on the Company’s business related to the disclosures made in this Current Report on Form 8-K, and volatility of the Company’s stock price.

You should not place undue reliance on the Company’s forward-looking statements. There are a number of important factors that could cause the Company’s actual results to differ materially from those indicated or implied by its forward-looking statements, including those important factors set forth under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and its Annual Report on Form 10-K for the year ended December 31, 2024, which the Company anticipates filing shortly. Although the Company may elect to do so at some point in the future, the Company does not assume any obligation to update any forward-looking statements and it disclaims any intention or obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOATABLE, INC.

	By:	/s/ Scott Stone
Date: April 4, 2025		Scott Stone
Chief Financial Officer